Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

NET SALES FROM CONTINUING OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 2005

($ in millions)

Year-to-Date	2005		2004		Including Foreign Exchange	Excluding Foreign Exchange
	Amount	% of Total	Amount	% of Total
Pharmaceuticals	$3,563	78.6%	$3,691	79.8%	-3%	-5%
US Pharmaceuticals	1,767	39.0%	1,926	41.6%	-8%	-8%
Primary Care	1,258	27.8%	1,381	29.9%	-9%	-9%
Oncology/Virology	348	7.7%	432	9.3%	-19%	-19%
Neuroscience	161	3.5%	113	2.4%	42%	42%
Latin America/Canada	258	5.7%	251	5.4%	3%	-1%
Europe and Middle East Medicines	1,201	26.5%	1,189	25.7%	1%	-4%
Asia/Pacific Medicines	284	6.3%	268	5.8%	6%	4%
Nutritionals	526	11.6%	502	10.9%	5%	4%
Other Healthcare	443	9.8%	433	9.3%	2%	—
ConvaTec	228	5.0%	217	4.7%	5%	1%
Medical Imaging	145	3.2%	139	3.0%	4%	4%
Consumer Medicines	70	1.6%	77	1.6%	-9%	-10%

Total Company	$4,532	100.0%	$4,626	100.0%	-2%	-4%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 2005

(DOLLARS IN MILLIONS)

YEAR-TO-DATE

	WW Medicines	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Continuing Operations
Price Increases(Decreases)	-1%	3%	—	2%	-1%	—
Foreign Exchange	2%	1%	4%	—	1%	2%
Volume	-4%	1%	1%	2%	-9%	-4%

Total Change	-3%	5%	5%	4%	-9%	-2%

Total 2005 Period to Date Sales	$3,563	$526	$228	$145	$70	$4,532
Total 2004 Period to Date Sales	$3,691	$502	$217	$139	$77	$4,626

BRISTOL-MYERS SQUIBB COMPANY

2005 FIRST QUARTER REVIEW

CONTINUING OPERATIONS

($ in Millions)

Corporate Overview

	2005	% of Total	2004	% of Total	%Var.
Revenues:
Pharmaceuticals	$3,563	78.6%	$3,691	79.8%	-3%
Nutritionals	526	11.6%	502	10.9%	5%
Other Healthcare	443	9.8%	433	9.3%	2%
ConvaTec	228	5.0%	217	4.7%	5%
Medical Imaging	145	3.2%	139	3.0%	4%
Consumer Medicines	70	1.6%	77	1.6%	-9%

	4,532	100.0%	4,626	100.0%	-2%

		% of Sales		% of Sales	%Var.
Expenses:
COGS	1,367	30.2%	1,357	29.3%	1%
MS&A	1,183	26.1%	1,226	26.5%	-4%
Adv. & Promo.	318	7.0%	316	6.8%	1%
R&D	653	14.4%	583	12.6%	12%
Litigation charges	124	2.7%	—	—	—
Gain on sale of businesses	—	—	(295)	-6.4%	-100%
Provision for restructuring and other items	3	0.1%	12	0.3%	-75%
Equity in net income of affiliates	(69)	-1.5%	(75)	-1.6%	-8%
Other (Inc)/Exp, net	25	0.5%	38	0.7%	-34%

	3,604	79.5%	3,162	68.4%	14%

Earnings Before Minority Interest and Income Taxes	928	20.5%	1,464	31.6%	-37%
Provision for income taxes	268		396
Minority interest, net of taxes	122		107

Earnings from Continuing Operations	538	11.9%	961	20.8%	-44%

Net Earnings from Discontinued Operations	(5)		3		*

Net Earnings	$533		$964		-45%

Earnings Per Common Share
Basic
Continuing Operations	$0.27		$0.50		-46%
Discontinued Operations	—		—		—

Earnings Per Share	$0.27		$0.50		-46%

Diluted
Continuing Operations	$0.27		$0.49		-45%
Discontinued Operations	—		—		—

Earnings Per Share	$0.27		$0.49		-45%

Average Shares - Basic	1,949		1,939
Average Shares - Diluted	1,981		1,976

Selected Products	Worldwide Sales	%Var.	Change in U.S. Rx Demand YTD 05 vs. YTD 04
Plavix	$814	17%	15%
Pravachol	520	-23%	-17%
Enfamil	235	13%	N/A
Taxol	205	-16%	N/A
Avapro/Avalide	196	-1%	14%
Abilify (total revenue)	188	63%	53%
Sustiva	173	24%	4%
Reyataz	149	99%	57%
Ostomy	127	—	N/A
Cardiolite	102	11%	N/A
Wound Therapeutics	97	11%	N/A
Erbitux	87	*	N/A
Cefzil	82	14%	-6%
Monopril	59	-9%	-65%
Zerit	59	2%	-31%
Videx/Videx EC	49	-31%	-49%
Coumadin	49	32%	-13%
Paraplatin	44	-81%	N/A
Glucovance	14	-86%	-88%

Other (Income)/Expense

	2005	2004
Interest Expense	$97	$69
Interest Income	(45)	(17)
Foreign Exchange	12	17
Other - net	(39)	(31)

	$25	$38

*	in excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE SALES BY PRODUCT

FOR THE THREE MONTHS ENDED MARCH 31, 2005

($ in millions)

	WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2005	2004	%growth	2005	2004	%growth	2005	2004	%growth
Total Company - Continuing Operations	$4,532	$4,626	-2%	$2,222	$2,118	5%	$2,310	$2,508	-8%

PHARMACEUTICALS	3,563	3,691	-3%	1,786	1,725	4%	1,777	1,966	-10%
Cardiovascular	1,712	1,748	-2%	632	674	-6%	1,080	1,074	1%
Plavix	814	697	17%	141	112	26%	673	585	15%
Pravachol	520	671	-23%	262	328	-20%	258	343	-25%
Avapro/ Avalide	196	197	-1%	94	81	16%	102	116	-12%
Monopril	59	65	-9%	56	66	-15%	3	(1)	* **
Coumadin	49	37	32%	7	6	17%	42	31	35%
Capoten/Captopril	42	46	-9%	42	46	-9%	—	—	—

Oncology	387	543	-29%	272	303	-10%	115	240	-52%
Taxol	205	243	-16%	201	229	-12%	4	14	-71%
Paraplatin	44	228	-81%	29	30	-3%	15	198	-92%
Erbitux	87	17	* **	—	—	—	87	17	* **

Virology	430	343	25%	199	156	28%	231	187	24%
Sustiva	173	139	24%	70	63	11%	103	76	36%
Reyataz	149	75	99%	57	9	* **	92	66	39%
Videx/ Videx EC	49	71	-31%	39	42	-7%	10	29	-66%
Zerit	59	58	2%	33	42	-21%	26	16	63%

Infectious Diseases	306	306	—	214	228	-6%	92	78	18%
Cefzil	82	72	14%	32	30	7%	50	42	19%
Maxipime	46	44	5%	46	44	5%	—	—	—
Tequin	48	39	23%	10	11	-9%	38	28	36%

Affective (Psychiatric) Disorders	232	158	47%	65	41	59%	167	117	43%
Abilify**	188	115	63%	27	2	* **	161	113	42%
Sinemet	25	23	9%	20	21	-5%	5	2	150%

Metabolics	43	161	-73%	4	6	-33%	39	155	-75%
Glucovance	14	102	-86%	—	2	-100%	14	100	-86%
Glucophage IR	11	31	-65%	4	4	—	7	27	-74%
Glucophage XR	13	19	-32%	—	—	—	13	19	-32%
Metaglip	5	9	-44%	—	—	—	5	9	-44%

NUTRITIONALS	526	502	5%	271	252	8%	255	250	2%

Infant Formulas	376	339	11%	130	121	7%	246	218	13%
Enfamil	235	208	13%	73	66	11%	162	142	14%

Other Nutritional Products
Toddler/Children’s Nutritionals	126	114	11%	126	114	11%	—	—	—

OTHER HEALTHCARE	443	433	2%	201	188	7%	242	245	-1%

CONVATEC PRODUCTS	228	217	5%	162	146	11%	66	71	-7%
Ostomy	127	127	—	93	87	7%	34	40	-15%
Wound Therapeutics	97	87	11%	67	57	18%	30	30	—

MEDICAL IMAGING	145	139	4%	21	19	11%	124	120	3%
Cardiolite	102	92	11%	11	9	22%	91	83	10%

CONSUMER MEDICINES	70	77	-9%	18	23	-22%	52	54	-4%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.
**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST AND INCOME TAXES

EXCLUDING SPECIFIED ITEMS

				2005
				Q1	TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Income Taxes				$928	$928

Specified items:
Gain on sale of equity investment				(18)	(18)
Litigation reserves				124	124
Provision for restructuring / other				68	68

Earnings from Continuing Operations Before Minority Interest and Income Taxes Excluding Specified Items				$1,102	$1,102

	2004
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Income Taxes	$1,464	$771	$1,144	$1,039	$4,418
Specified items:
Gain on sale of businesses	(295)	(18)	(3)	(4)	(320)
In-process research and development	—	62	1	—	63
Provision for restructuring / other	34	42	115	76	267
Litigation reserves	—	455	36	16	507

Earnings from Continuing Operations Before Minority Interest and Income Taxes Excluding Specified Items	$1,203	$1,312	$1,293	$1,127	$4,935

BRISTOL-MYERS SQUIBB COMPANY

DILUTED EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

				2005
				Q1	TOTAL YEAR
Diluted Earnings per Common Share from Continuing Operations				$0.27	$0.27
Specified items:
Gain on sale of equity investment				(0.01)	(0.01)
Litigation reserves				0.05	0.05
Provision for restructuring / other				0.03	0.03

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items				$0.34	$0.34

	2004
	Q1	Q2	Q3	Q4	TOTAL YEAR
Diluted Earnings per Common Share from Continuing Operations	$0.49	$0.27	$0.38	$0.07	$1.21
Specified items:
Gain on sale of businesses	(0.09)	(0.01)	—	—	(0.10)
In-process research and development	—	0.03	—	—	0.03
Provision for restructuring / other	0.01	0.02	0.04	0.03	0.10
Litigation reserves	—	0.15	0.01	—	0.16
Tax items	—	—	0.01	0.29	0.30

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.41	$0.46	$0.44	$0.39	$1.70

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004

Three Months ended March 31, 2005

	Cost of products sold	Research and development	Provision for restructuring and other items, net	Litigation charges	Other expense, net	Total
Other:
Gain on sale of equity investment	$—	$—	$—	$—	$(18)	$(18)
Private litigation and governmental investigations	—	—	—	124	—	124
Loss on sale of fixed assets	—	—	—	—	16	16
Accelerated depreciation	13	1	—	—	—	14
Downsizing and streamlining of worldwide operations	—	—	3	—	—	3
Upfront and milestone payments	—	35	—	—	—	35

	$13	$36	$3	$124	$(2)	174

Income taxes on items above						(42)

Reduction to Net Earnings from Continuing Operations						$132

Three Months ended March 31, 2004

	Cost of products sold	Research and development	Gain on sale of business	Provision for restructuring and other items, net	Other expense, net	Total
Other:
Gain on sale of Adult Nutritional business	$—	$—	$(295)	$—	$—	$(295)
Milestone payment	—	5	—	—	—	5
Accelerated depreciation and asset impairment charges	12	—	—	—	4	16
Downsizing and streamlining of worldwide operations	1	—	—	12	—	13

	$13	$5	$(295)	$12	$4	(261)

Income taxes on items above						104

Reduction to Net Earnings from Continuing Operations						$(157)

BRISTOL-MYERS SQUIBB COMPANY

SELECT ADDITIONAL FINANCIAL INFORMATION

	($ in Millions)
	March 31, 2005	December 31, 2004
Balance Sheet Items

Cash, cash equivalents and marketable debt securities	$5,982	$7,474
Receivables, net of allowances	3,647	4,373

Short-term borrowings	244	1,883
Long-term debt	8,326	8,463

Stockholders’ equity	10,381	10,202

Other Items

For the three months ended March 31, 2005:

Quarterly Dividend	$0.28

Gross Margin	69.8%

Capital Expenditures and Capitalized Software	$181 million

BRISTOL-MYERS SQUIBB COMPANY

2005 DILUTED EPS FROM CONTINUING OPERATIONS

IMPACT OF PROJECTED SPECIFIED ITEMS

Diluted EPS Impact
Anticipated restructuring	$(0.03)
Licensing milestones	(0.01)
Debt retirement costs	(0.02)
Litigation Reserves	(0.05)
Insurance recoveries	0.07
Gain on sales of equity investment	0.01

Total	$(0.03)

BRISTOL-MYERS SQUIBB COMPANY

ESTIMATED MONTHS ON HAND OF KEY U.S. PHARMACEUTICAL PRODUCTS

IN THE U.S. WHOLESALER DISTRIBUTION CHANNEL

As of March 31, 2005
Plavix	0.7
Pravachol	0.8
Abilify	0.6
Sustiva	0.6
Avapro/Avalide	0.7
Reyataz	0.6
Cefzil	0.6
Coumadin	0.9
Glucophage Franchise	1.0
Paraplatin	0.8

*	The Company determines the above months on hand estimates by dividing the estimated amount of the product in the wholesaler distribution channel by the estimated amount of out-movement of the product over a period of thirty-one days calculated as described below. Factors that may influence the Company’s estimates include generic competition, seasonality of products, wholesaler purchases in light of increases in wholesaler list prices, new product launches, new warehouse openings by wholesalers and new customer stockings by wholesalers.

Estimates of product in the wholesaler distribution channel and out-movement are based on weekly information received directly from third-parties, and excludes any inventory held by intermediaries such as retailers and hospitals. The Company determines the amount of out-movement of a product over a period of thirty-one days by using the most recent out-movement of a product as provided by these third parties.